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                                                                    EXHIBIT 10.8


                                      LEASE
                               [Commercial Lease]


         THIS LEASE, made and entered into this 12th day of April, 19__, by and between M. KENTON and LINDA S. FRANKLIN (hereinafter called "Landlord") and FIRST STATE BANK (hereinafter called "Tenant");

         WHEREAS, both Landlord and Tenant represent they each have full right, power and authority to make and perform the agreements herein set forth.

         NOW, THEREFORE, in consideration of the rents and agreements of the parties hereinafter set forth, Landlord hereby leases to Tenant and Tenant hereby leases from Landlord certain premises hereinafter referred to, all on the terms and conditions as follows:

         SECTION 1.  LEASED PREMISES

         The Landlord is the owner of a tract of land commonly known as THE PRESTIGE SHOPPES (hereinafter called "Building"), located at 996 S. St. Rd. 135, Greenwood, Johnson County, Indiana, and being more particularly described in Exhibit "A", attached hereto and made a part hereof. The Landlord hereby lets and leases to the Tenant, and Tenant hereby leases from the Landlord, that portion of Building as shown on the plot plan, marked Exhibit "B", attached hereto and made a part hereof, such premises having a gross area of approximately 5000 square feet. The gross area is measured from the outside of the exterior walls and the center of interior walls. Building shall include the entire building as shown on Exhibit "B" and the parking areas, walkways, lights (if any), driveways and any other facilities located upon the Exhibit "A" real estate.

         The Landlord expressly reserves the right to change or modify the facilities of the Building and any and all plans with respect to the location of areas leased to other Tenants, but the general character of the Building shall not be changed. The Tenant agreed that exercise of such reserved rights by the Landlord shall not affect or change this Lease or invalidate the same so long as the Leased Premises shall have the floor space contemplated by this agreement and shall be the approximate location indicated by Exhibit "C" hereto. The premises to be leased pursuant to this agreement are hereinafter referred to as the "Leased Premises."

         A. CONSTRUCTION

         The Building and Leased Premises shall be constructed by Landlord in substantial accordance with plans and specifications attached hereto and made a part hereto and marked Exhibit "D". Landlord reserves the right to make changes in Exhibit "D" or substitute comparable material and/or specifications so long as Landlord does not materially reduce or affect its obligations to Tenant as set forth in said Exhibit.

         Tenant covenants and agrees to provide Landlord with finished plans and specifications relative to Tenant's layout and design, ceiling height and light(s) location, toilet location and size,




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color code, door(s) location, electrical and plumbing specifications and location, and any applicable specification(s) within 30 days from the date of this Lease. If, the Leased Premises are not ready for occupancy on or before April 15, 1999 because of material non-performance of Landlord's obligations as set forth in Exhibit "D" such that Tenant cannot do its own work and Landlord has been given thirty (30) days advanced written notice stating precisely what work needs to be completed and said claim by Tenant is valid and not corrected within said thirty (30) days and Tenant is not in violation of the foregoing covenants and agreement, Tenant shall have an option for a period of 15 days thereafter to cancel and terminate this Lease by written notice to Landlord. However, if the thirty (30) days, or any part thereof, following Tenant's Notice to Landlord setting forth that act of material non-performance, go beyond April 15, 1999, then said date of cancellation shall be extended to coincide with that portion of the thirty (30) days extending beyond the original date of cancellation.

         If, for any reason, Landlord is unable to deliver the Leased Premises ready for occupancy on or before April 15, 1999 by reason of strikes, lockouts, casualties, acts of God, shortages of labor or of materials, governmental regulations or controls, or other similar or dissimilar causes beyond Landlord's control, then for a period of 60 days thereafter, Landlord shall have an option to cancel and terminate this Lease by written notice to Tenant. In the event that either party shall have any liability in damage or otherwise to the other, and any money deposited hereunder by Tenant shall be returned to Tenant. In the even that neither Landlord nor Tenant shall cancel and terminate this Lease within the respective time limit, the same shall continue in full force and effect. Failure of the contractor or contractors to complete any buildings at the time specified in such contract or contracts shall not give rise to any claim by Tenant against such contractor.

         Failure of Landlord to deliver possession of the Lease Premises at the time and in the condition required by this Lease shall postpone the date of the commencement of the term and extend the date of the expiration of the term. In such event, for the purpose of computing the term of this Lease, the commencement date shall be first day of the month following the first to occur of (a) 60 days after delivery of possession, of (b) Tenant opens for business. The parties shall affix to this lease the date reflected above which thereafter shall be known as the Commencement Date.

         B. CONDITION OF CONSTRUCTION FINANCING

         This Lease and the obligation of the Landlord hereunder to construct improvements on and to the N/A (of which the portion is the aforementioned "Leased Premises") is conditional and dependent upon the Landlord's ability to obtain a construction loan and mortgage commitment for the payment of the cost of construction of said improvements. The terms and provisions of this Lease must be approved by any such financial institution as may do such financing. If any such financial institution should require as a condition of such financing as Landlord may desire, any modification of the terms and provisions of this Lease, and if Tenant should refuse to approve and execute any modifications that are required, then the Landlord shall have the right by notice to the Tenant to cancel this Lease. By that, such loan and mortgage commitment shall be in the form and terms as are satisfactory to Landlord and Landlord shall have the period of ninety (90) days from the


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date herein in which to secure such loan and mortgage commitment. However, upon
Landlord's failure to secure both of same, then and in that event, this Lease shall become canceled and be of no force or effect and neither the Landlord nor Tenant shall have any liability hereunder or to each other. Tenant agrees to provide financial statements, or other information as required by Landlord's Lender.

         C. EARLY OCCUPANCY AND COMMENCEMENT DATE

         1. Early Occupancy. Tenant may occupy the premises rent free for a period of 90 days without payment of rent after Tenant is notified that the premises are ready for occupancy for the sole purpose of performing Tenant's work of making the installations of Tenant's trade fixtures provided that such activities do not interfere with the completion of Landlord's construction work. Landlord shall have no liability or responsibility for loss or damage to Tenant's work, fixtures, equipment or other personal property installed or placed on the premises by Tenant.

         Occupancy by Tenant prior to the beginning date of the Lease term shall be subject to the terms and conditions of this Lease during such period. By occupying the Leased Premises and opening for business Tenant formally accepts the same and acknowledges that they are in the condition called for hereunder.

         2. Commencement Date. The Commencement Date of this Lease shall be (a) the first day of the calendar month following thirty (30) days after the date the premises are ready for occupancy or (b) the first day of the calendar month following the day the Tenant shall open the Leased Premises for business, whichever date shall occur first. The Landlord shall give a written notice to the Tenant thirty (30) days or more prior to the date when the Leased Premises will be ready for occupancy as hereinafter defined. During said thirty (30) days or more prior to the Commencement Date, the Tenant shall commence and diligently and expeditiously perform and complete the work to be performed by the Tenant as set out and described in Exhibit "__" attached hereto. The Tenant shall open the Leased Premises for business on or before the Commencement Date.

         SECTION 2. TERM.

         The Tenant shall have and hold the Leased Premises with the rights, privileges, easements and appurtenances thereto attaching and belonging, for a term of 5 (months)(years) beginning on the Commencement Date (hereinafter defined) and extending for 5 (months)(years) from such date, unless sooner terminated by the Landlord as herein provided.

         SECTION 3. RENT.

         Tenant shall pay to Landlord a minimum rental of Forty Seven Thousand Five Hundred Dollars ($47,500) per year during the Term of this Lease, to be paid in advance, in equal monthly



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installments of Three Thousand Nine Hundred Fifty Eight 33/100 Dollars
($3958.33) each, on the first day of each calendar month during the Term of this Lease

         The rental for any fraction of a month at the beginning or expiration of this Lease shall be computed on a per diem basis, payable at the beginning of such fractional period.

         ADDITIONAL RENTAL. Beginning on the 1st anniversary date of the commencement date of this Lease, and on each anniversary date thereafter during the term hereof, the rental reserved in Section 3 hereof shall be increased by an amount which reflects any increase in the "Consumer's Price Index, United States Average - All Items and Food", published by the U.S. Department of Labor, Bureau of Statistics,. The amount of the increased rental for such year shall be arrived at by multiplying the rental set forth in Section 3 by a fraction, the numerator of which shall be the Index number for the month which precedes the applicable anniversary date, and the denominator of which shall be the Index number for the month preceding the Commencement Date. The increased monthly rental shall be paid in advance, in equal monthly installments on the first day of each calendar month during the applicable year. Notwithstanding anything herein contained which may be construed to the contrary, at no time shall the minimum rental be less than the minimum rent set forth in Section 3 above.

         ACCORD AND SATISFACTION. No payment by Tenant or receipt by Landlord of a lessor amount than the monthly rent herein stipulated shall be deemed to be other than on account of the earliest stipulated rent, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such rent or pursue any other remedy in this Lease provided.

         LATE RENT PENALTY FEE. In the event rent should not arrive at Landlord's designated office address on the due date as specified herein, as evidenced by the United States Mail cancellation notice on the envelope, or if delivered by any other means according to the date received by Landlord, Tenant shall pay an amount equivalent to five percent (5%) of the monthly Rent as a Late Rent Penalty Fee. Said Late Rent Penalty Fee shall be sent along with late Rent accrued in accordance with Covenants, or separately as invoiced by Landlord within five (5) days from receipt for said invoice and shall be treated as Rent and be subject to the provisions herein.

         DISHONORED CHECK PENALTY FEE. If Tenant pays Rent due, penalties or any other charges due herein by check, and the check is returned for "Insufficient Funds", or otherwise dishonored Tenant shall:

         (a) pay a fifty dollar ($50.00) Dishonored Check Penalty Fee, for each and every occurrence of a dishonored check;

         (b) pay the Late Rent Penalty Fee, in accordance with Paragraph 3 above; and


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         (c)   pay Rent, to be accepted by Landlord, only by cashier's check, money order or cash for the balance of the Term.

         All aforementioned payments shall be treated as Rent and be subject to the provision herein.

         SECTION 4. USE AND CARE OF LEASED PREMISES

         USE OF LEASED PREMISES. The Leased Premises shall be used and occupied by Tenant for Banking Business and with the written consent of Landlord for such other lawful purposes as do not conflict with the business of other Tenants, which consent shall not be unreasonably withheld.

         USE OF COMMON AREAS, WASTE AND CONFORMANCE WITH LAWS

         (a) USE OF COMMON AREAS. Tenant, its agents, employees, customers and invitees shall enjoy full use of the common areas and parking lot adjoining the Leased Premises. Tenant agrees to comply with published rules of Landlord as to the use of these common areas as may now exist or may from time to time exist.

         (b) WASTE. Tenant shall commit no waste or damage upon or to the Leased Premises nor perform any acts or carry on any practices which may injure the Leased Premises or be a nuisance or danger to others. Tenant shall retain control over the Leased Premises and keep same in a neat, clean, and orderly condition and shall conduct its business therefrom in a careful and safe manner. DUMPSTER REQUIRED - Each Tenant to maintain an 8 cu.yd. dumpster at the site designated by Landlord.

         (c) CONFORMANCE WITH LAWS. Tenant covenants and agrees that it will not, nor permit any person to use the Leased Premises or any part thereof for any purpose in violation of the laws, rules, regulations and ordinances of the Federal, State and local governments and any agencies or subdivisions thereof as well as of any other competent authority relating to the use of the Leased Premises, including without limitation, matters relating to the Environment.

         SECTION 5. SURRENDER AND HOLDOVER

         Upon the expiration or sooner termination of this Lease, Tenant shall surrender to Landlord the Leased Premises, together with all other property affixed to the Leased Premises (excepting trade fixtures) broom clean and in the same order and condition in which Tenant received the, the effects of ordinary wear, acts of God, casualty, insurrection, riot or public disorder excepted. Unless an event of default as hereinafter defined has occurred and remained uncured, Tenant shall prior to the expiration of the term remove all of Tenant's trade fixtures and personal property from the Leased Premises. Any damage to the Leased Premises caused by such removal shall be repaired by Tenant prior to the expiration of the term. At Landlord's option, if Tenant fails to remove such trade fixtures and personal property then the same shall be deemed the property of Landlord. If Tenant


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shall remain in possession of all or any part of the Leased Premises after the expiration of the term of this Lease, with the consent of the Landlord, then the Tenant shall be a Tenant from month to month at the same rental and subject to all of the other applicable covenants, terms and conditions hereof.

         All alterations, additions, improvements, and fixtures, including lighting fixtures, ducts, controls diffusers, filters, or other equipment for distribution of hearing or cooling, other than trade fixtures, which may be made or installed by either of the parties hereto upon the Leased Premises, and which in any manner are attached to the floors, walls or ceilings, shall become the property of the Landlord at the termination of this Lease and shall remain upon and be surrendered with the Leased Premises as a part thereof, without disturbance, molestation or injury. Any linoleum or floor covering of similar character, which may be cemented or otherwise adhesively affixed to the floor of the Leased Premises shall be and become the property of the Landlord absolutely upon the termination of this Lease. During the term of this Lease the Tenant shall not remove or damage the above-describe improvements and fixtures without the written consent of the Landlord.

         SECTION 6. ASSIGNMENT AND SUBLETTING

         (a) Assignment by Landlord. The Landlord may, at any time without Tenant's consent, assign its interest in this Lease.

         (b)   Assignment and Subletting by Tenant.

               (i) Consent Required. Tenant will not assign this Lease in whole or in part nor sublet all or any part of the premises, nor license concessions or lease departments therein, without the written consent of landlord first obtained. Consent by Landlord to any assignment or subletting shall not constitute a waiver of the necessity for such consent to any subsequent assignment or subletting. This prohibition against assigning or subletting shall be construed to include a prohibition against the Leased Premises or any part thereof by underlet or occupied by anybody other than Tenant, Landlord may collect rent from the assignee, under Tenant or occupant, and apply the net amount collected to the rent herein reserved, but no such assignment, underletting, occupancy or collection shall be deemed a waiver of this covenant, or the acceptance of the assignee, under Tenant or occupancy as Tenant, or a release of Tenant from the further performance by Tenant of covenants on the part of Tenant herein contained. Notwithstanding any assignment or sublease, Tenant shall remain fully and primarily liable on this Lease and shall not be released from performing any part of the terms, covenants and conditions of this Lease.

               (ii) Special Requirements When Tenant is a Corporation. If at any time during the term of this Lease, Tenant is a corporation (either as the named Tenant


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                     herein or by virtue of an assignment pursuant to the terms and conditions of this Lease), no part or all of the corporate shares of Tenant shall be transferred by sale, assignment or operation of law so as to result in a change of the existing effective voting control of Tenant by the person or persons owning a majority of said corporate shares without Landlord's consent.

         SECTION 7. ALTERATIONS, SIGNS AND MAINTENANCE OF LEASED PREMISES

         A. ALTERATIONS

         No remodeling, additions, alterations, structural changes, installations, nor any painting (hereinafter in this paragraph collectively referred to as "WORK") shall be performed in or on Premises by Tenant without Landlord's prior written consent. In the event said consent is given, all WORK shall be performed in a workmanlike manner by licensed contractors or workmen. Tenant shall carry and shall cause its contractors or workmen to carry such worker's compensation, general liability, personal and property damage insurance as Landlord amy reasonably require. Tenant is responsible for securing any necessary permits, and certificates of final approval thereof, and shall see that all WORK so that it does not unreasonably interfere with the rights of other Tenants.

         Tenant shall not permit any Statement of Intention to Hold Mechanic's Lien, whether asserted under and pursuant to the Indiana Mechanic's Lien Laws or otherwise, to become attached to or filed against the real estate or any part hereof nor against any interest or estate therein by reason of any labor, services, equipment or materials claims to have been performed or furnished to or for Tenant in connection with any WORK whether with or without Landlord's written approval. If such Statement of Intention to Hold Mechanic's Lien shall be filed, Landlord shall:

         (a) have the right to compel the prosecution of an action for the foreclosure of such Mechanic's Lien by the lienor. If such Statement of Intention to Hold a Mechanic's Lien shall be filed and action commenced to foreclose the lien, Tenant upon demand by Landlord, within ten (10) days of receiving notice, shall cause the lien to be released by filing of a written undertaking with a surety approved by the Court and by obtaining an Order from the Court releasing the property from such a line; and/or

         (b) have the right, but no obligation to pay the amount of such lien to cause its release, and such amount shall be considered additional Rent to be paid to it by Tenant on demand, and subject to the provisions herein, with interest at eighteen percent (18%) per year, or the maximum amount then allowed by any Indiana Usury Laws, from the day of recording of lien.

         Nothing in the Lease shall be deemed or construed to constitute a consent to or request to any party for the performance of any labor or services or the furnishing of any materials for WORK for


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Building or Premises nor to giving Tenant the right or authority to contract for, authorize or permit the attaching of a valid Mechanic's Lien.

         Tenant shall indemnify and hold Landlord harmless from ad against any and all loss, damages, claims, liabilities, cost or expense, including without limiting the generality of the foregoing, Legal Fees as described in Section 22(b) of the Lease, arising out of, or in connection with, Tenant's control or use of the real estate, and resulting from any such liens which may be made or filed, regardless of merit.

         Any and all fixtures and equipment installed by Tenant may be removed by it at the termination of Lease, or any extended Term thereof, provided that Tenant shall repair any and all damage caused to Premises by the removal of any such fixtures and equipment, restore the condition of Premises to the condition in which it existed on Commencement Date, ordinary wear and tear excepted, and provided that Tenant be no in default in the performance of any covenants herein. All other improvements to Premises and all other fixtures attached thereto shall be and become the property of Landlord, and remain on Premises without compensation to Tenant.

         B. MAINTENANCE AND REPAIRS

         (a) Landlord's Responsibility. Landlord shall keep in good order, condition and repair, the exterior foundations, exterior walls (except the interior faces thereof), downspouts, gutters and roof of the Premises, (but excluding the exterior and interior of all windows, doors, and plate glass), excluding any damage thereto caused by Tenant, its agents or invitees.

         (b) Tenant's Responsibility. Tenant shall keep and maintain the Premises and every part thereof, and the exterior and interior portions of all doors, windows, and plate glass surrounding the Premises and the store front in good order, condition and repair, including, without limitation, all plumbing, and sewage facilities, fixtures, interior walls, floors, ceilings, signs and all interior building appliances and similar equipment, except for reasonable use and wear and tear. Tenant shall also maintain, repair, replace and be responsible for all fixtures, including water, sewer, electrical, sprinkler (if any), heat and air conditioning serving the Leased Premises. Tenant shall immediately report to Landlord, in writing, any defective condition known which the Landlord is required to repair and failure to do so by Tenant shall make Tenant liable for the same.

         C. COMMON AREA OF DEVELOPMENT

         Landlord agrees to maintain parking areas, sidewalks, driveways and to keep the common areas reasonably clear of snow and debris and to provide proper supervision of such areas as necessary and adequately to illuminate the parking and sidewalk areas during normal business hours. The manner in which such areas and facilities shall be maintained and the expenditure therefor shall


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be at the sole discretion of the Landlord, and the use of such areas and facilities shall be subject to such reasonable regulations as the Landlord shall make from time to time.

         Tenant shall not use the common area of the Development or walks adjacent to the Leased Premises for any display or storage or merchandise or use such common areas in any way that would interfere with the use of such areas by the public or others without the express written consent of the Landlord.

         Tenant agrees to pay upon demand, in addition to the rent set forth herein, a proportionate share of the cost of the operation of the parking and other common areas of the Development but excluding areas rented or occupied by other Tenants. Such costs shall include, but not be limited to, costs for lighting and other utilities, landscaping, cleaning, snow removal, insurance, line painting, policing, supervision, maintenance, and repairs. Such costs of operation and maintenance shall not include taxes, assessments or depreciation of permanent improvements, but shall include payroll taxes of every nature paid on account of payments made by Tenant pursuant to this Section. The proportionate share to be paid by Tenant shall be computed on the basis of the ratio that the gross area of the Leased Premises bears to the total gross area of all buildings in Prestige Shoppes leased to Tenants. Tenant shall pay its proportionate share monthly in advance (based upon a reasonable estimate of the costs to be incurred subject to an annual adjustment when the exact costs of Tenant's exact proportionate share are computed) but at a rate of not less than $690.00 per month.

         D. DESTRUCTION

         If the Leased Premises should be damages or destroyed by fire or other cause to such an extent that the cost of repair and restoration would exceed thirty percent (30%) of the amount it would cost to replace the Leased Premises in its entirety at the time such damage or destruction took place, then Landlord shall have the right to cancel this Lease by giving Tenant notice of such election within thirty (30) days after the occurrence of such damage or destruction and this Lease shall terminate as of fifteen (15) days after the date such notice is given. If Landlord fails to exercise this option to terminate then Landlord shall at its expense promptly repair and restore the Leased Premises to substantially the same condition they were in prior to the damage or destruction.

         If the Leased Premises should be damages or destroyed by fire or other cause to such an extent that the costs of repair and restoration would be less than thirty percent (30%) of the amount it would cost to replace the Leased Premises in its entirety at the time such damage or destruction took place, then this Lease shall not terminate and the Landlord shall at its expense promptly repair and replace the Leased Premises to substantially the same condition they were in prior to the damage or destruction.

         If the Leased Premises are an integral part of a larger structure and if the structure should be damaged or destroyed by fire or other cause to such an extent that the cost of repair and restoration would exceed thirty percent (30%) of the amount it would cost to replace the structure in its entirety at the time such damage or destruction took place and notwithstanding that the Leased Premises may


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be unaffected by such damage or destruction, then Landlord shall have the right to cancel this Lease by giving Tenant notice of such election within thirty (30) days after the occurrence of such damage or destruction and this Lease shall terminate fifteen (15) days after the date such notice is given.

         In the event the Leased Premises are damaged or destroyed the rents herein provided, or a fair and equitable portion thereof, shall be abated until such time as the Leased Premises are repaired and restored. The term of this Lease shall be extended for a period equal to the period during which there has been a complete abatement of rent. The opinion of an architect or registered engineering appointed by Landlord as to the costs of repair, restoration or replacement shall be controlling upon the parties. Landlord's obligation to restore or repair does not include fixtures or improvements installed or owned by Tenant. The provisions of this Section are not intended to limit, modify or release Tenant from any liability it may have or for damage or destruction.

         E. INDEMNIFICATION OF TENANT

         In the event the Landlord elects not to rebuild under the conditions of Sub-paragraph D(1) of this Section, then the Landlord shall indemnify the Tenant for the unamortized cost of the Tenant's leasehold improvements by paying to the Tenant a sum of money which shall be determined by either:

         (i) The depreciated amount at which such leasehold improvements are carried on the Tenant's books; or

         (ii) The depreciated amount as determined by multiplying the original capital cost by a fraction, the numerator of which shall be the number of years of the Leased Term that shall not have been expired at the time of such damage, and the denominator of which shall be the number of years of the Leased Term of this Lease which shall not have expired at the time of making such expenditures:

whichever sum is the lesser, and further providing that from such sum of indemnity shall deduct an amount equal to that which the Tenant shall have received or be receivable from insurance carried by it on such leasehold improvements.

         SECTION 9. CONDEMNATION, DAMAGES AND COMPENSATION

         (a) Condemnation. If the entire Leased Premises, or such portion thereof as will make the remainder unsuitable for the use permitted by this Lease, is condemned by any legally constituted authority, or if a conveyance or other acquisition in lieu of such condemnation is made, then this Lease shall terminate as of the date possession is required by the condemnor. If a portion of the Leased Premises is condemned but the remainder is still suitable for the use permitted by this Lease, this Lease shall not terminate but a portion of the rent for the rest of the term shall be abated in proportion to the amount of the Leased Premises taken.


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         (b)   Damages and Compensation. All compensation paid in connection with the condemnation shall belong to and be the sole property of Landlord, except Tenant shall be entitled to any compensation awarded for Tenant's trade fixture, personal property, and for moving expenses.

         SECTION 10. LANDLORD'S LIEN

         To secure the payment of rent and the other liabilities of Tenant hereunder, Tenant hereby grants to Landlord a security interest in all of Tenant's personal property and fixtures (including without limitation, Tenant's inventory and equipment, whether now or hereinafter acquired) which is now or hereinafter located at the Leased Premises and in the proceeds thereof, including tort claims and insurance (all hereinafter collectively referred to as "Collateral"). Tenant represents that the Collateral will be used primarily in conducting a business at the Leased Premises. Tenant shall not permit the removal of any collateral from the Leased Premises, except in the ordinary course of Tenant's business. Tenant authorizes Landlord to file financing statements relating to the Collateral signed only by the Landlord. Upon the occurrence of an Event of Default, Landlord shall have all the remedies of a secured party available under Indiana law. These remedies include, without limitation, the right to take possession of the Collateral and for that purpose Landlord may enter upon any premises on which the collateral, or any part of it, may be situated and remove it and Tenant shall hold Landlord harmless from any liability sustained thereby, except through wanton or willful misbehavior. Landlord may require that Tenant make the Collateral available to Landlord at a place to be designated by Landlord which is reasonably convenient to both parties. Unless the Collateral threatens to decline speedily in value or is of a type customarily sold on a recognized market, Landlord shall give Tenant at least ten (10) days' prior written notice of the time and place of any public sale thereof or of the time at which any private sale or any other intended disposition thereof is to be made. Expenses of retaking, holding, preparing for sale, selling and the like shall include Landlord's reasonably attorneys' fees and legal expenses.

         SECTION 11. MECHANIC'S LIEN

         Tenant shall not permit any Statement of Intention to hold a Mechanic's Lien to be filed against the Leased Premises or any part thereof nor against any interest or estate therein by reason of labor, services or materials claimed to have been performed or furnished to or for Tenant. If such Statement of Intention to hold a Mechanic's Lien shall be filed, Landlord at its opinion, may compel the prosecution of an action for the foreclosure of such Mechanic's Lien by the lienor. If any Mechanic's Lien or notice of claim thereof is filed against the premises with respect to work, labor, or material furnished or to be furnished to Tenant or anyone claiming under Tenant, Tenant shall, within thirty
(30) days from the date of filing, cause the same to be withdrawn, discharged, or removed by deposit, bonding proceedings or otherwise. If Tenant fails to do so, Landlord may do so, and may pay any judgment received by any such lienor. Tenant shall immediately reimburse Landlord for all amounts paid (including expenses) pursuant to this paragraph, which amount shall be additional rent and immediately due. Nothing in this Lease shall be deemed or construed to constitute consent to or request to any party for the performance of any labor or services or the furnishing of any materials for the improvement, alteration or repairing of the Leased Premises; nor as giving Tenant the right or authority to contract for, authorize or permit the performance of any labor or services or the furnishings of any material that would permit the attaching of a valid Mechanic's Lien.

         SECTION 12. INDEMNIFICATION AND RELEASE

         Regardless of whether or not separate, several, joint or concurrent liability may be imposed upon Landlord, Tenant shall indemnify and hold harmless Landlord from and against all damages, claims and liability arising from or connected with Tenant's control or use of the Leased Premises, including without limitation, any damage or injury to person or property. This indemnification shall not include any matter for which the Landlord is effectively protected against by insurance. If Landlord shall, without fault, become a party to litigation commenced by or against Tenant, then Tenant shall indemnify and hold Landlord harmless. The indemnification provided by this Section shall include Landlord's legal costs and fees in connection with any such claim, action or proceeding. Tenant does hereby release Landlord from all liability for any accident, damage or injury caused to person or property on or about the Leased Premises, whether due to negligence on the part of Landlord and notwithstanding whether such act or omissions be active or passive. Landlord and Tenant do each hereby release the other from all liability for any accident, damage or injury caused to person or property, provided, this release shall be effective only to the extent that the injured or damaged party is insured against such injury or damage and only if this release shall not adversely affect the right of the injured or damaged party to recover under such insurance policy.

         SECTION 13. INSURANCE

         (a) Landlord's Improvements. Landlord, throughout the Leased Term and any extensions thereof, shall keep the building in which the Leased Premises are located insured against loss or damage by fire and such other risks as are usually and customarily covered by extended coverage endorsements for the reasonable insurable value thereof. Landlord shall furnish to Tenant certificates evidencing the existence of such insurance upon request. Landlord agrees to keep in force during the term of this Lease, at its own expense, insurance protecting against loss of building, Landlord's rental income, sign light standards and comprehensive general and automobile liability and personal injury coverage. Such policy shall be a one (1) year policy commencing with the Commencement Date. In the event the premiums are increased upon expiration and renewal, through the original insuring company or otherwise, for any reason whatsoever, including without limitation, an increase in the insurable value of the improvements, Tenant agrees to pay its pro-rata share of the increase in such insurance. Such proration to be based on the ratio of square footage of the Leased Premises in relation to the total amount of leasable area.

         (b) Landlord's Public Liability Insurance. Landlord agrees to procure and maintain during the Leased Term, and any extension thereof, a policy or policies of insurance written by a responsible insurance company or companies assuring Landlord and Tenant from any and all losses, claims, demands or actions for injury to or death of any one person to the limit of not less that $250,000.00 and for injury to or death of more than one person in any one accident or occurrence to the limit of not less than $500,000.00 and for damage to property in the amount of not less than $500,000.00, made by or on behalf of any person, firm or corporation arising from, related to, or connected with the conduct and operations of the Common Area, and to furnish to Tenant, upon reasonable request, certificates evidencing the existence thereof.

         (c)   Tenant's Insurance.

               (i) General. This Tenant only will not do or suffer to be done, or keep or suffer to be kept, anything in, upon or about the Leased Premises which will contravene Landlord's policies insuring against loss or damage by fire or other hazards (including, but not limited to, public liability) or which will prevent Landlord from procuring such policies in companies acceptable to Landlord. If anything done, omitted to be done, or suffered to be done by Tenant, or kept or suffered by Tenant to be kept in, upon or about the premises or other property of Landlord, in companies acceptable to Landlord, to be increased beyond the minimum rate from time to time applicable to the premises for the use or uses made thereof. Tenant will pay the amount of such increase promptly upon Landlord's demand. Tenant agrees that nothing shall be done or suffered or any substance kept on the premises which will operate to increase the fire hazard or to cause insurance rates thereon to be increased. This insurance policy shall contain a provision requiring ten (10) days notice to Landlord prior to cancellation.

               (ii) Tenant's Contents. It is specifically understood and agreed that Landlord shall not be liable to Tenant or to any other person for damage, loss or injury to property resulting from the condition of the building as existing from time to time, fire, casualty, steam, gas, electricity, water leakage, bursting pipes, or resulting from any and all reasons and causes whatsoever; Landlord is hereby released from any subrogation claims which might be asserted by Tenant's insurance carrier with respect to loss, injury or damage to Tenant's property or the property of other persons, and contents on or about the Leased Premises.

               (iii) Tenant's Public Liability. Tenant shall procure and
                     maintain during the Lease Term and any extension thereof a policy or policies of insurance written by a responsible insurance company or companies (which may be written to include the Leased Premises in conjunction with other premises owned or operated by Tenant), assuring Landlord and Tenant from any and all losses, claims, demands or actions for injury to or death of any one person to the limit of not less than $1,000,000.00, made by or on behalf of any person, firm or corporation arising from related to, or connected with the conduct and operation of Tenant's business in the Leased Premises, and to furnish to Landlord, upon reasonable request, certificates evidencing the existence thereof. This insurance policy shall contain a provision requiring ten (10) days written notice to Landlord prior to cancellation.

         SECTION 14. UTILITIES

         (a) Utility Services to the Premises. Landlord will provide the necessary mains and conduits to furnish water, gas, telephone, electricity and sewer service to the premises, and Landlord shall pay water service and sewer charges, and Tenant shall pay all regular and ordinary charges for gas, telephone, electricity, and other utility services used on the premises by Tenant.

               The Landlord shall not be liable for damages or otherwise should the furnishing of any service by it to the Leased Premises be interrupted by fire, accident, riot, strike, acts of God or the making of necessary repairs or improvements or other cause beyond the control of the Landlord.

               The Landlord shall further not be responsible or liable to the Tenant for any loss or damage which may be occasioned by or through the acts or admissions of persons occupying the adjoining premises or any part of the premises adjacent to or connected with the Leased Premises (if any) or any part of the building of which the Leased Premises are a part or for any loss or damage resulting to the Tenant or his property from surface water or from burst, stopped or leaking water, gas sewer or steam pipes.

         (b) Maintenance of Utility Equipment. All utility equipment including heating plant, air conditioning, electric, gas, water and plumbing equipment, whether installed by Landlord or Tenant, shall be maintained and kept in proper working condition by Tenant, except for defects in manufacture or installation of such equipment as installed by Landlord, and also, excepting any substantial replacement of any such equipment or units made necessary or desirable because of deterioration, obsolescence or inadequacy, such replacements being made by Landlord at the sole cost and expense of Landlord. All new equipment installed by Landlord shall be guaranteed for a period of at least one (1) year from the commencement date of the Demised Term.

         SECTION 15. TAXES

         (a) Leased Premises. Landlord shall pay all real estate taxes and special assessments levied against the building(s) and/or common areas.

         (b) Leased Premises. Tenant agrees to pay ten (10) days before delinquent, all taxes, general and special assessments and other public charges levied upon or assessed against the Leased Property and all buildings, structures, fixtures or improvements thereon which become payable from and after April 15, 1999, until the expiration of this Lease.

         Tenant shall exhibit to Landlord from time to time, upon Landlord's written request, official receipts evidencing payment of same prior to the delinquent date. Any such taxes assessed against the Leased property for the tax year in which this Lease terminated shall be equitably prorated between the parties hereto if the end of the term of this Lease does not coincide with the end of the tax year.

         Tenant shall have the right to execute in the name of Landlords and as their attorney-in-fact such agreement or agreements or other instrument which may be required or permitted by law to permit the payment of such taxes or assessments in installments. But Tenant shall not be liable to pay any installments not due at the end of this original or any renewed term after occupancy of the Tenant has closed.

         If Tenant fails to pay any such taxes, assessments or other public charges which it is obligated to pay as provided in this Article before the same become delinquent, then and in such event, Landlord may pay the same, together with any interest and penalties thereon, and the amount so paid shall be deemed rent immediately due and payable by Tenant to Landlord on demand, together with interest thereon at the rate of twelve percent (12%) per annum.

         Anything in this Article to the contrary notwithstanding, Landlord agrees that Tenant shall have the right, at Tenant's sole cost and expense, to contest the legality or validity of any of the taxes, assessments or other public charges provided to be paid by Tenant, but no such contest shall be carried on or maintained by Tenant after such taxes, assessments or other public charges become delinquent unless Tenant shall have duly paid the amount involved under protest or shall procure and maintain a stay of all proceedings to enforce any collection thereof and any forfeiture or sale of the Leased Property, and shall also provide for payment thereof together with all penalties, interest, costs and expenses by deposit of a sufficient sum of money or by a good and sufficient undertaking as may be required by law to accomplish such stay. Landlord agrees that it will, at the request of Tenant, execute or join in the execution of any instrument or documents necessary in connection with any such contest except bonds or undertakings.

         In the event any such contest is made by Tenant, Tenant shall promptly, upon final determination thereof adversely to Tenant, pay and discharge the amount involved or affected by, any such contest, together with any penalties, fines, interest, costs and expenses that may have accrued thereon.

         (c) Tenant's Property. Tenant will pay before delinquent any and all taxes, assessments, license fees and public charges levied, assessed or imposed and which become payable during the term hereof, and any extension thereof, upon Tenant's fixtures, furniture, appliances and personal property installed or located in the Leased Premises.

         (d) Other Taxes. Nothing contained in this Lease shall require Tenant to pay any franchise, corporate, estate, inheritance, succession, capital levy, or transfer tax of Landlord or any income, profits or revenue tax, or any other tax, assessment, charge or levy upon the rent payable by Tenant hereunder; provided however, that if at any time during the term of this Lease, under the laws of the State of Indiana or any political subdivision thereof, a tax on rents is assessed against Landlord on the minimum rent as a substitution in whole or in part for taxes assessed by such State or political subdivision on land and buildings, such tax shall be deemed to be included within the amount which Tenant is required to pay under this Article.

         (e) Taxes Escalator Clause. The parties recognize that it cannot presently be stated or anticipated with certainty as to what tax changes may be made in the future with respect to taxes on or attributable to the real estate, rentals, use and occupancy, or rights and liabilities in connection therewith, which taxes may be payable by Landlord. It is further agreed by the parties that it is their intention that such additional taxes shall be Tenant's obligations to pay. It is therefore agreed that the real estate taxes as referred to herein shall include taxes payable by Landlord as presently imposed on real estate in Marion County, Indiana, any addition to such taxes, any successor tax in whole or in part on gross rental receipts or net rental receipts or any tax attributable to rentals, or otherwise. This paragraph shall be liberally construed in order to effectuate the intentions of the parties hereunder.

         Tenant shall reimburse Landlord for all of Tenant's proportionate share of increased in real estate taxes on the aforesaid in the manner hereinafter set forth. The basic tax on which no reimbursement shall be made shall be the tax payable for the year 1998, which year shall hereinafter be referred to as the "Base Year". Tenant's proportionate share of the increases in real estate taxes shall be the same percentage of all such increases in real estate taxes over the amount of taxes payable for the Base Year as the percentage of Tenant's Leased Premises gross area bears to the total building gross area. In the event that the increase in the amount of such tax payable is because of an increase in assessed valuation, Tenant shall have the right to appeal or contest such increased assessment if it should desire to do so. Landlord agrees to execute any and all documents necessary to authorize lessee to take any such action to appeal or contest the assessed valuation placed upon the Leased Premises in the name of Landlord. Any cost or expense, or any penalties that may be incurred as a result of any such appeal or contest of the amount of the assessed valuation shall be borne by Tenant. Any reimbursement due shall be payable within thirty
(30) days after certification of Tenant by Landlord of the amount required with sufficient date on the calculation thereof to permit verification of the amount due by Tenant.

         SECTION 16. EVENTS OF DEFAULT BY TENANT

         (a)   Any of the following shall be deemed an Event of Default.

               (1) Failure of Tenant to pay any rental due hereunder within five (5) days after the same shall be due;

               (2) Any failure to perform any other of the terms, conditions or covenants of this Lease to be observed or performed by Tenant for more than thirty (30) days after written notice of such default shall have been given to Tenant;

               (3) If Tenant or any agent of Tenant, shall falsify any report required to be furnished to Landlord pursuant to the term of this Lease;

               (4) If Tenant or any guarantor of this Lease shall become bankrupt or insolvent, or file any debtor proceedings or take or have taken against Tenant or any guarantor of this Lease in any court pursuant to any statute either of the United States or of any State, a petition in bankruptcy or insolvency or for reorganization or for the appointment of a receiver or trustee of all or a portion of Tenant's or any such guarantor's property.

               (5) If Tenant or any such guarantor makes an assignment for the benefit of creditors, or petitions for or entered into an arrangement;

               (6)   If Tenant shall abandon said premises; and

               (7) If Tenant suffer this Lease to be taken under any writ of execution.

         (b) Default by Landlord. If Landlord shall default in the performance of any of the covenants, duties or services herein agrees to be observed or performed by Landlord and fails to cure such default within thirty (30) days of written notice thereof from Tenant to Landlord specifying the nature of said default, Tenant may, but shall not be obligated to, perform or engage other to perform same and may deduct reasonable costs from the lease rentals, including penalties imposed by law and paid by Tenant, incurred by Tenant in curing Landlord's default.

               Limitation of Landlord Liability. Anything to the contrary herein contained notwithstanding, if Landlord, its successors and assigns, is a mortgagee, an individual, a joint venture, a tenancy in common, a firm or partnership, general or limited, it is specifically understood and agreed that there shall be absolutely no personal liability on the part of the members of such firm, partnership or joint venture with respect to any of the terms, covenants, conditions and provisions of this Lease, and Tenant shall look solely to the equity of Landlord, its successors and assigns in the Exhibit "A:" for the satisfaction of each and every remedy of Tenant in the event of any breach of Landlord, its successors and assigns, or any of the terms, covenants, conditions and provisions of this Lease to be performed by Landlord, such exculpation of personal liability to be absolute and without any exception whatever.

         (c)   Landlord's Remedies - Tenant Defaults

               (1) Upon the occurrence of any Event of Default Landlord may, at its option, in addition to any other remedy or right it has hereunder or by law:

                     (i) Re-enter the Leased Premises, without demand or notice, and resume possession by action in law or equity or by force or otherwise and without being liable in trespass or for any damages and without terminating this Lease. Landlord may remove all persons and property from the Leased Premises and such property may be removed and stored at the cost of Tenant.

                     (ii) Terminate this Lease at any time upon the date specified in a notice to Tenant. Tenant's liability for damages shall survive such termination. Upon termination such damages recoverable by Landlord from Tenant shall, at Landlord's option, be either an amount equal to "Liquidated Damages" or an amount equal to "Indemnity Payments".

                           "Liquidated Damages" means an amount equal to the excess of the rentals provided for in this Lease which would have been payable hereunder by Tenant, had this Lease not so terminated, for the period commencing with such termination and ending with the date set for the expiration of the original term granted (hereinafter referred to as "Unexpired Term"), over the reasonable rental value of the Leased Premises for such Unexpired Term.

                           "Indemnity Payments" means an amount equal to the rent and other payments provided for in this Lease which would have become due and owing thereunder from time to time during the Unexpired Term plus the cost and expenses paid or incurred by Landlord from time to time in connection with:

                           (a)   Obtaining possession of the Leased Premises;

                           (b) Removal and storage of Tenant's or other occupant's property;

                           (c) Care, maintenance and repair of the Leased Premises while vacant;

                           (d) Reletting the whole or any part of the Leased Premises;

                           (e) Repairing, altering, renovating, partitioning, enlarging, remodeling or otherwise putting the Leased Premises, either separately or as part of larger premises, into condition acceptable to, and reasonably necessary to obtain new lessees; and

                           (f)   Making all repairs, alterations and
                                 improvements required to be made by Tenant hereunder and of performing all covenants of the Tenant relating to the condition of the Leased Premises, less the rent and other payments, if any, actually collected and allocable to the Leased Premises or to the portion thereof relet by Landlord. Tenant shall on demand make Indemnity Payments monthly and Landlord can sue for all Indemnity Payments as they accrue.

                     (iii) Without terminating this Lease, relet the Leased Premises without the same being deemed an acceptance of a surrender of this Lease or a waiver of Landlord's rights or remedies and Landlord shall be entitled to Indemnity Payments, as heretofore defined, from Tenant. Any reletting by Landlord may be for a period equal to or less than, or extending beyond the remainder of the original term, or for the whole or any part of the Leased Premises, separately or with other premises or for any sum, or to any lessee or for any use Landlord deems appropriate.

               (2)   Upon the occurrence of any of the following:

                     (i)   The filing of a voluntary petition in bankruptcy
                           Tenant.

                     (ii) The filing of a petition or answer by Tenant seeking a reorganization, arrangement, composition, readjustment, liquidation, dissolution or other relief of the same or different kind under any provision of the Bankruptcy Act.

                     (iii) An adjudication of Tenant as a bankrupt or insolvent.

                     (iv) The appointment of a trustee, receiver, guardian, conservator or liquidator of Tenant with respect to all or substantially all of its property.

               This Lease shall terminate ipso facto as of such occurrence and the Leased Premises shall be surrendered as required by Section
               5. Tenant's liability for damages shall survive such termination and Landlord shall be entitled to recover an amount equal to Liquidated Damages as defined above or an amount equal to the maximum allowed by any statute or rule of law in effect at the time when and governing the proceedings in which such amount is sought, whichever is less.

         (d) Cumulative Remedies. All remedies herein are cumulative, and given without impairing any other rights or remedies of Landlord, and Tenant shall pay and discharge all costs, expenses, and Legal Fees as contained in Lease that shall arise from enforcing Covenants by Landlord.

         SECTION 17. WAIVER.

         The waiver by either party of any term, covenant or condition herein contained shall be in writing, and a waiver in one instance shall not be deemed to be a waiver of such term, covenant or condition in the future, or any subsequent breach of the same or any other term, covenant or condition herein contained. The subsequent payment or acceptance of rent or other performance hereunder by Landlord or Tenant, as the case may be, shall not be deemed to be a waiver of any preceding breach at the time of such payment or acceptance of such rent or other performance, unless the party against whom the waiver is sought to be enforced shall have specifically so stated in writing. No payment by Tenant or receipt by Landlord of a different amount than the actual rent due shall be other than on account of the earliest payments actually due, nor shall any endorsement or statement on any check or receipt or in any letter accompanying any check or other payment or any receipt thereafter give rise to an accord and satisfaction and Tenant may tender or pay, and Landlord may accept and deposit such check or payment without prejudice to either party's right to recover any overpayment or the balance of such rent, or any damages by way of offset, counterclaim or otherwise, or to pursue any other remedy under this Lease.

         SECTION 18. QUIET ENJOYMENT

         Upon payment by the Tenant of the rents herein provided, and upon the observance and performance of all the covenants, terms and conditions on Tenant's part to be observed and performed, Tenant shall peaceably and quietly hold and enjoy the Leased Premises for the term hereby leased without hindrance or interruption of Landlord or any other person or persons lawfully or equitably claiming by, through or under the Landlord, subject, nevertheless, to the terms and conditions of this Lease.

         SECTION 19. SECURITY DEPOSIT

         Tenant has deposited with Landlord the sum of One Thousand Dollars ($1,000.00), receipt of which is hereby acknowledged by Landlord. Said deposit shall be held by Landlord, without liability for interest, as security and conditions of this Lease to be kept and performed by Tenant during the Term. If at any time during the Term of this Lease any of the rent shall be past due and unpaid, or any other sum payable by Tenant to Landlord hereunder shall be past due and unpaid, or in the event of the failure of Tenant to keep and perform any of the other terms, covenants and conditions of this Lease to be kept and performed by Tenant, then the Landlord at its option may appropriate and apply the entire deposit, or so much thereof as may be necessary, to pay such past due rent or other sums or to compensate the Landlord for loss or damage sustained or suffered by Landlord due to such breach on the part of Tenant. Should the entire deposit, or any portion thereof, be appropriated and applied by Landlord for the payment of overdue rent or other sums due and payable to Landlord by Tenant hereunder, then Tenant shall, upon the written demand of Landlord forthwith remit to Landlord a sufficient amount in cash to restore said security to the original sum deposited, and Tenant's failure to do so within five (5) days after receipt of such demand shall constitute a breach of this Lease. Should Tenant comply with all of said terms, covenants and conditions and promptly pay all of the rent herein provided for as it falls due, and all other sums payable Tenant to Landlord hereunder, the said deposit shall be returned in full to Tenant at the end of the Term of this Lease, or upon the earlier termination hereof. Landlord may deliver the funds deposited hereunder by Tenant to any purchaser of Landlord's interest in the Leased Premises, in the event that such interest be sold, and thereupon, Landlord shall be discharged from any further liability with respect to such deposit.

         SECTION 20. SUBORDINATION AND TENANT'S RIGHT OF NON-DISTURBANCE. RE:
MORTGAGES This Lease shall be subject and subordinate to all renewals, modification, consolidations, replacements and extensions of any mortgages now affecting, or any new mortgages hereafter placed upon the Demised Premises, or any subsequent renewals, modifications, consolidations, replacements or extensions of said mortgages; and to any purchase money mortgage which Landlord may take back as part of the consideration for any bona fide sale by Landlord of the Demised Premises, and to all renewals, modifications, replacements, consolidations or extensions thereof; provided, however, all such mortgages shall recognize this Lease and shall leave Tenant's right of possession, use and occupancy undisturbed if Tenant is not then in default under this Lease. Subject to Tenant's right of non-disturbance, no instrument or act on the part of Tenant shall be necessary to effectuate the subordination herein provided for. Tenant will, nevertheless, execute and deliver such further instruments subordinating this Lease to the lien of any such mortgages as may be desired by the mortgagee, subject to the foregoing right of non-disturbance. Notwithstanding Tenant's obligation to execute appropriate instruments under this paragraph, Landlord is hereby irrevocably appointed the attorney-in-fact for Tenant to execute such instruments.

         SECTION 21. ACCESS TO LEASED PREMISES.

         Landlord's Right to Entry. Landlord or Landlord's agents shall have the right to enter the Leased Premises at all times to examine the same, and to show them to prospective purchasers or Tenants of the building, and to make such repairs, alterations, improvements or additions as Landlord may deem necessary or desirable, and Landlord shall be allowed to take all material into and upon said premises that may be required therefore without the same constituting an eviction of Tenant in whole or in part and the rent reserved shall in no way abate while said repairs, alterations, improvements or additions are being made, by reason of loss of interruption of business of Tenant, or otherwise. During the three (3) months prior to the expiration of the term of this Lease, or any renewal thereof, Landlord may exhibit the premises to prospective Tenants or purchasers, and place upon the premises the usual notices "To Let" or "For Sale", which notices Tenant shall permit to remain thereon without molestation. Nothing herein contained, however, shall be deemed or construed to impose upon Landlord any obligation, responsibility or liability whatsoever, for the care, maintenance or repair of the building or any part thereof, except as otherwise herein specifically provided.

         SECTION 22. GENERAL AGREEMENT OF PARTIES

         1. Captions and Article Numbers. The captions and article numbers appearing in this Lease are inserted only as a matter of convenience and are not intended to define, limit, construe or describe the scope or intent of such provisions. Whenever herein the singular number is used, the same shall include the plural, and the masculine gender shall include the feminine and neuter genders.

         2. Relationship of Parties. Nothing contained herein shall be deemed or construed by the parties hereto, nor by any third party, as creating the relationship of principal and agent, or of partnership, or of joint venture, between the parties hereto, it being agreed that neither the method of computation of rents nor any other provisions named herein, nor any acts of the parties herein, shall be deemed to create any relationship between the parties hereto other than the relationship of Landlord and Tenant.

         3. Time of Essence. It is understood and agreed between the parties hereto, that time is of the essence in this contract and this applies to all terms and conditions contained herein.

         4. Fees and Commissions. The Tenant warrants that the Tenant has not had any dealings with any realtor, broker or agent, in connection with the negotiation of this Lease excepting only NONE and agrees to pay and hold the Landlord harmless from any cost, expense or liability for any compensation, commissions or charges claimed by any realtor, broker or agent (including, but not limited to, those name above) with respect to this Lease and/or the negotiation thereof.

         5. Consents. Whenever provision is made in this Lease for either party to secure the consent or approval of the other, such consent or approval shall not be unreasonably withheld.


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


         6. Legal Fees and Expenses. If any legal action or proceeding is brought for the enforcement of Lease or because of any alleged dispute, negligence, breach, default or misrepresentation in connection with any Covenants hereof, the successful or prevailing party shall be entitled to recover all costs and expenses (hereinafter referred to as "Legal Fees") incurred by it in such action or proceedings, including reasonable attorney's fees, court costs and all expenses of investigation or otherwise, in addition to any other relief to which such party may be entitled.

         7. Advances and Interest. Upon the occurrence of any Event of Default, Landlord may, if such default has not been cured, cure that default for the account and at the expense of Tenant. If Landlord is curing such default is compelled to pay or elects to pay any sum of money or do any acts which will require the payment of any sum of money, the sum so paid or incurred shall be reimbursed by Tenant upon demand by Landlord. All sums as to which Tenant is in default of payment shall bear interest at the rate of Twelve percent (12%) per annum until paid.

         8. Law of Indiana Governs. The laws of the State of Indiana govern the validity, performance and enforcement of this Lease. The invalidity or unenforceability of any provisions of this Lease shall not affect or impair any other provision.

         9. Obligation to Execute Short Form Memorandum of Lease and other Documents. Each party to Lease shall, from time to time, upon request by other party, execute any additional documents within ten (10) days which may reasonably be required to effectuate the purposes of Lease. This shall include, but not be limited to:

         (a) a recordable instrument in the form of a memorandum of Lease which shall set forth the location or description of Premises, Term, the Options, Commencement Date, Expiration Date and other covenants hereof;

         (b) an estoppel certificate wherein either party shall provide the other with a signed statement indicating Lease is unmodified and in full force and effect, or modified and in full force and effect with modifications noted. Failure to provide this estoppel certificate gives rise to a conclusive presumption that Lease is in force and effect, and has or has not been modified only as described by the party requesting the letter;

         (c) any and all legal documents pertaining to transfer, assignment, sublease, or other transfer of title or rights, in whole or part, by Landlord to another party.

         Cost of document preparation and recording, if required shall be borne by party requesting such action.

         10. Complete Agreement. This Lease represents the entire agreement between Landlord and Tenant, unless expressly stated to the contrary in writing and signed by both parties, and supersedes all prior negotiations, representations or agreements, either written or oral. This Lease


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


may be modified, amended or supplemented only by a written instrument signed and dated by both Landlord and Tenant.

         11. Notices. Any notices to be given hereunder shall be deemed sufficiently given when in writing and (a) actually served on the party to be notified or (b) placed in an envelope directed to the party to be notified at the following addresses and deposited in the United States mail by certified or registered mail, postage prepaid:

         1. If to Landlord at: 4095 Mountbatton Drive, Greenwood, IN 46143

         2. If to Tenant at:
                            ----------------------------------------------

Such addresses may be changed by either party by written advise as to the new address given as above provided. If there is more than one Tenant, their obligation shall be joint and several.

         12. Agreement Binding. The covenants, agreements and obligations herein contained shall extend to, bind and inure to the benefit not only of the parties hereto, but their respective personal representatives, heirs, successors and assigns.

         13. No Option. Submission of this Lease for examination or signature by Tenant does not constitute a reservation or option for the Premises. This instrument becomes effective as a Lease only upon execution and delivery by both Landlord and Tenant.

         14. Licenses, Easements. Tenant hereby grants Landlord the right to exercise such licenses or easements in or over Premises or any portion or portions thereof as shall be reasonably required for the installation of maintenance of mains, conduits, pipers or other facilities to serve Building or any part thereof, including, but not limited to, the premises of any other Tenant thereof or to provide access to adjoining property(ies); provided, however, that Landlord shall pay for the alteration required on Premises as a result of any such exercise, and provided further that no such exercise shall result in any unreasonable interference with Tenant's use, occupancy or enjoyment of Premises as defined by Lease.

         15. Keys and Locks. No additional locks shall be placed upon any door of Premises, and Tenant shall not permit any duplicate keys to be made. If more than two keys for any door are desired, the additional number must be procured from Landlord and paid for by Tenant. Upon termination of Lease, Tenant shall surrender all original and duplicate keys of the several doors and such other things as pertain to Premises.

         16. Force Majeure. If, after construction of the Premises, in the event that either party hereto shall be delayed or hindered in or prevented from the performance of any act required hereunder by reason of strikes, lock-outs, labor troubles, inability to procure materials, failure of power, restrictive governmental laws or regulations, riots, insurrection, war or other reason of a like nature not the fault of the party delayed in performing work or doing acts required under the terms of this Lease, then performance of such act shall be excused for the period of the delay, and the period equivalent to the period of such delay. The provisions of this paragraph shall not operate to excuse Tenant from prompt payment of rent, percentage rent, additional rent or any other payments required by the terms of this Lease, subject to rent abatement provisions of this Lease.

         17. Title. Landlord warrants that they have a merchantable fee simple title in and to the Demised Premises free and clear of all liens, easements, restrictions and encumbrances and that they will provide Tenant, upon request, the title proof to verify same.

         18. Arbitration. In the event of difference or dispute arising between Landlord and Tenant as to the construction of any portion of this lease, or as to the rights or obligations of either of the parties, all such questions, differences and disputes shall be determined by arbitration; and pending arbitration between the parties, there shall be no cancellation or forfeiture of this Lease.

         In the event of such differences or disputes, either party may, by written notice to the other, appoint an arbitrator. Within seven (7) days of the sending of such notice, the other party must appoint its arbitrator. When the two arbitrators have been appointed, they shall select a third arbitrator within five (5) days, provided, however, that if no third arbitrator has been appointed or agreed upon within a period of seven (7) days from the date of the appointment of the second arbitrator, the third arbitrator may be appointed upon application of either Landlord or Tenant by the presiding Judge of the Circuit Court of Indiana and for the County of Johnson. Within ten (10) days after the appointment of the third arbitrator, as provided herein, the arbitrators shall meet and give each party hereto an opportunity to present their case, produce witnesses and argument. The award of the majority of the arbitrators shall be binding upon the parties hereto, and judgment may be entered thereon in any Court having jurisdiction. Such award shall include the fixing of expense of the arbitration and assessment of same against either or both of the parties.

         19. Rules and Regulations. Attached hereto and by this reference incorporated herein are Building Rules and Regulations which includes, but is not limited to, exterior sign detail and limitations. Landlord shall have the right, at any time or time hereafter, to adopt other or additional rules and regulations as Landlord deems reasonably necessary for the safety and good order of the Premises and in like manner Landlord shall give written notice to Tenant of the adoption of any additional rules and regulations or amendments to any of the Rules and Regulations attached. Tenant agrees that by the execution of this lease to accept and agree to abide by the Building Rules and Regulations or reasonable modifications or additions thereto during the Term of this Lease.

         It is Landlord's desire to maintain within the property the highest standard of dignity and good taste consistent with comfort and convenience for Tenants. Any action or condition not meeting this high standard should be reported directly to Landlord. Your cooperation will be mutually beneficial and sincerely appreciated. The Landlord reserves the right to make such other and further reasonable rules and regulations as in its judgment may from time to time be needful, for the safety, care and cleanliness of the Leased Premises, and for the preservation of good order therein.

         SECTION 23. OPTION TO RENEW. If Tenant shall comply with each of the terms, provisions and conditions of the Lease, then Tenant shall have an option to extend this Lease for two (2) additional consecutive terms of five years each commencing at the expiration of the Leased Term or any extended term, subject to the terms, covenants and conditions contained in this Lease, all of which shall be applicable to such extension. Notice of intention to exercise any extension above described shall be given by Tenant to Landlord in writing at least sixty
(60) days before expiration of the Leased Term or any extended term, and in default thereof, all subsequent options to extend shall expire and shall be of no effect.

         The rent in the first year of the first year term shall be Forty-Seven Thousand Five Hundred Dollars ($47,500) payable monthly in advance of the 1st of each month at the rate of $3958.33 per month.

                           (Cost of Living Escalator)

         Beginning on the 2nd anniversary date of the commencement date of this Lease, and on each anniversary date thereafter during the renewal of the term hereof, the rental reserved in this Lease shall be increased by an amount which reflects any increase in the "Consumer's Price Index, United A/States Average - All Items and Food", published by the U.S. Department of Labor, Bureau of Statistics. The amount of the increased rental for such year shall be arrived at by multiplying the rental set forth in introduction of this Lease by a fraction, the numerator of which shall be the Index number for the month which precedes the applicable anniversary date, and the denominator of which shall be the Index number for the month preceding the Commencement Date. The increased monthly rental shall be paid in advance, in equal monthly installments on the first day of each calendar month during the applicable year. Notwithstanding anything herein contained which may be construed to the contrary, at no time shall the minimum rental be less than the minimum rent set forth in the introduction of this Lease.

         IN WITNESS WHEREOF, the parties have executed this Indenture of Lease in several counterparts on the day and of the year first above written.

         Landlord                                        Tenant
         /s/  M. Kenton Franklin            FIRST STATE BANK
--------------------------------------
M. Kenton Franklin

                                            By: /s/ Jerry R. Engle
          /s/ Linda Franklin                   ---------------------------------
--------------------------------------         Jerry R. Engle, President and CEO
Linda Franklin

                                             ATTEST:
                                                    ----------------------------

STATE OF INDIANA     )
                     ) SS:
COUNTY OF            )

         Before me a Notary Public in and for said County and State, personally appeared _____________________________________, who acknowledged the execution of the foregoing Lease.

         Witness my hand and Notarial Seal this ____ day of ________________, 199__.


                                 ----------------------------------------------
                                 Notary Public
My Commission Expires:
                                 ----------------------------------------------
--------------------------       Printed

                                 County of Residence:
                                                     --------------------------






         Subject to Johnson Co. Planning Comm. Approval of site Plan. Subject to State and F.D.I.C. Branch approval.

                                     /s/  Jerry R. Engle, Pres. & C.E.O.
                                     /s/  M. Kenton Franklin



This Instrument Prepared by:
Raymond Good, 7201-49
SCHNORR, GOOD & SCAHILL
144 North Delaware Street
Indianapolis, IN 46204-2551
317/264-3636


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


                                   Exhibit "B"

                           [Drawing of leased space]






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